Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio or the values of derivative instruments held in our derivatives portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank and Signature Bank that resulted in the failure of those institutions; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above the current FDIC insurance limits and may withdraw deposits to diversify their exposure; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negative impact of our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages an high rates of employment turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank and Signature Bank; risks related to climate change and the negatively impact it may have on our customers and their businesses; the imposition of governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism, civil unrest or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; the success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

The Finest Entrepreneurial Bank 3 Company Overview Branch-Light Model in Attractive Twin Cities Market Twin Cities Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $4.6 Billion Loans: $3.7 Billion Deposits: $3.4 Billion Shareholders’ Equity: $402.0 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 30% Multifamily, C&D, 36% 11% C&I, 12% 1-4 Family, 10% Consumer, 0% $3.7B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven stability, growth and profitability through various macroeconomic challenges, including the Great Recession, COVID-19 and recent bank failures • Expertise in commercial real estate with a focus in multifamily lending • Organizational focus on risk management with a long track record of superb asset quality • Effective operating model, with one of the lowest efficiency ratios in Data as of March 31, 2023 the industry Current BWB Branch Future Branch Site in Lake Elmo, MN

Jerry Baack Chairman, CEO and President • Past regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 30+ years of banking experience Jeff Shellberg EVP and Chief Credit Officer • Holding company board member and oversees strong credit and underwriting culture • BWB founding member in 2005 • 35+ years of regulatory and banking experience Nick Place Chief Lending Officer • Client-focused while meeting and responding to market demands • Joined BWB in 2007 • 16 years of banking experience Mark Hokanson Chief Technology Officer • Proactively drives technology and innovative solutions to support future growth • Joined BWB in 2019 • 15 years of financial services technology experience Mary Jayne Crocker EVP and Chief Operating Officer • Implementation of unique corporate culture and strategic execution • Joined BWB in 2005 • 20+ years of financial services experience Joe Chybowski Chief Financial Officer • Strategic insights across the organization including capital and liquidity management • Joined BWB in 2013 • 13 years of banking and capital markets experience Lisa Salazar Chief Deposit Officer • Drives accountability and results through initiatives that deliver revenue growth, market share, new business opportunities and market penetration • Joined BWB in 2018 • 30 years of banking experience Strategic Leadership Team with Broad Skill Sets and Industry Expertise 4

A Culture-Driven Organic Growth Story 5 Consistent Profitability and Shareholder Return Truly Unconventional Culture Highly Efficient Business Model Robust Balance Sheet Growth Proactive Risk Management • Entrepreneurial spirit unlike the culture at a typical bank • Headquarters with modern, open layout promoting team member and client collaboration • Commitment to provide clients with quick answers, responsive support and simple solutions • Continued progress on environmental, social and governance initiatives (ESG) • Consistent ability to generate robust organic loan growth (20% CAGR1 since 2019) • Emphasis on local commercial real estate and small business clients • Focus on aligning loan growth with core deposit growth over time • M&A-related market disruption has resulted in client and banker acquisition opportunities to support loan and deposit growth • Branch-light model and commercial real estate focus • Efficient operating philosophy, including networking, banking tools and in-house expertise • Relatively low levels of expenses as a percent of total assets • Efficiency ratio consistently among the lowest in the industry • Scaling of risk management function to address emerging risks and support growth plans • Superb asset quality track record • Decisive credit culture including measured risk selection, consistent underwriting, active credit oversight and deep industry experience • Proactively assessing credit and repricing risks the given uncertain economic environment 14% Diluted EPS CAGR since 2018 16% Tangible book value per share2 CAGR since 2018 1 Excludes PPP loans 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 3 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2023 (Source: S&P Capital IQ) $7.22 $8.33 $9.31 $10.98 $11.69 $11.95 2018 2019 2020 2021 2022 1Q23 Tangible book value per share2

A Local, Relationship-Focused Bank 6 • Local bank with local clients • Focus on commercial real estate and small business clients • No cryptocurrency exposure Simple and Consistent Business Model Strong Deposit Relationships Ample Liquidity and Borrowing Capacity • Recent and ongoing investments in ERM program • Effective interest rate risk management, including derivatives portfolio to mitigate unrealized losses on securities • Superb asset quality track record Enhanced Enterprise Risk Management Program High Quality Securities Portfolio Strong Capital Position • Positive client response from proactive outreach • Leveraged the IntraFi network to provide insurance on larger client deposits • 24% of deposits uninsured • $1.9B of on- and off-balance sheet liquidity, including significant borrowing capacity • Recent actions to increase overall borrowing capacity • Have not utilized the Bank Term Funding Program (BTFP) • No held-to-maturity (HTM) securities • Well-diversified available-for-sale (AFS) securities portfolio • Average yield on AFS securities portfolio of 4.22% • All regulatory capital ratios well in excess of “well-capitalized” requirements • Prudent capital management in the current environment Data as of March 31, 2023 Well-Positioned in the Current Banking Environment

Our Core Values 7 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation. 7 Our Core Values

An Award-Winning Workplace Culture “In today’s environment, it is more important than ever to be able to recruit, retain and develop top talent. At Bridgewater, we have demonstrated an ability to do this through our unconventional culture and employee experience, extensive team member referral network, and even the launch of a new internship program to further enhance our talent pipelines.” Jerry Baack Chairman, CEO and President Top Workplaces Star Tribune 2016. 2017. 2018. 2020. 2021. 2022. Best Banks to Work For American Banker 2017. 2018. 2020. 2022. Corporate Headquarters Progressive Pay and Benefits Health and Wellness Committee Diversity, Equity and Inclusion Committee Volunteer Paid Time Off Modern, open design with an entrepreneurial spirit tailor-made for team building and collaboration Minimum wage to $20 per hour and discretionary bonuses for all team members regardless of level Providing team member opportunities to support physical fitness, nutrition and mental health, including fitness events and free access to a mindfulness app Inclusive culture that encourages, supports and celebrates diversity of team members and communities in which we serve Team members receive up to 16 hours of PTO per year for volunteer activities supporting the Community Reinvestment Act 8

A Responsive Service Model 9 Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have left • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • #1 BEST Business Bank • #1 BEST Small Business Banking • #1 BEST Commercial Mortgage Lender An Award-Winning Client Experience • #1 BEST Business Bank • #2 BEST Community Bank

A Commitment to our Communities 10 Our communities can expect… Bridgewater’s commitment to investing, lending and volunteering in ways that serve low-to-moderate income segments in the Twin Cities ‘Outstanding’ Rating for Community Reinvestment Act Performance FDIC, 2023 $315K Total Contributions in 2022 1,141 Volunteer Hours in 2022 Empowering Women in Entrepreneurship In 2021, BWB established the BridgewatHER Network, a women’s networking cohort which brings together successful women in business and female entrepreneurs throughout the Twin Cities to network and share insights • ~175 female entrepreneurs and business leaders • Several events hosted at the BWB Corporate Center throughout the year • Led by BWB’s Chief Operating Officer, Mary Jayne Crocker Mary Jayne Crocker EVP and Chief Operating Officer

Environmental, Social and Governance (ESG) 11 We are committed to establishing and advancing impactful initiatives that support our corporate responsibility as a growing local bank in the Twin Cities, while regularly sharing our progress with our stakeholders Our ESG Commitment Our ESG Priorities Team Members, Clients and Communities Diversity, Equity and Inclusion Leverage our unconventional corporate culture to leave a positive lasting impact on our team members, clients and communities Ensure strong corporate governance oversight including an effective risk management framework to support a growing organization Create a diverse, equitable and inclusive work environment and community Contribute to a healthier natural environment in the communities in which we live and work Corporate Governance Environmental ESG Oversight • Board-level Nominating and ESG Committee oversees Bridgewater's strategy and practices related to ESG • Management-level ESG Committee focused on developing, implementing and growing a formal ESG program For more about Bridgewater’s commitment, priorities and initiatives related to ESG, please visit our ESG webpage at www.BWBMN.com/about-Bridgewater/esg

Attractive Twin Cities Market Built for Business 12 #1 Fortune 500 companies per capita (16)1 Large Corporate Presence #1 State with highest average credit score (726)2 Credit Worthy Population #1 Best place for women entrepreneurs3 Women Entrepreneurs #5 State with educational achievement beyond high school (59% of age 25-64 population)4 Educated Workforce #7 Small-business job growth (Minneapolis market)5 Business Focus Top 20 Most populated area in the U.S. with 3.0% projected population growth by 20286 High Growth MSA 3.00% 1.54% 2.14% Twin Cities Midwest US $93,724 $70,616 $73,530 Twin Cities Midwest US Banking industry disruption caused by M&A activity has led to opportunities for client and talent acquisition in the Twin Cities Banking Industry Disruption 2023 Median Household Income ($)7 2023 – 2028 Proj. Population Growth (%)⁶ 1 Source: Minnesota Department of Employment and Economic Development 2 Source: Experian – State of Credit, 2021 3 Source: Minneapolis-St. Paul Smart AssetTM, 2020 4 Source: Lumina Foundation, A Stronger Nation – National Report, 2021 5 Source: Minnesota Department of Employment and Economic Development 6 Source: S&P Capital IQ 7 Source: S&P Capital IQ, Midwest includes ND, SD, NE, KS, MN, IA, MO, WI, IL, IN and OH

History of Organic Asset Growth Generation 13 $1,184 $76 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,603 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Organic Acquired Assets Proven ability to consistently generate robust annual asset growth primarily in the Twin Cities market Asset growth has almost exclusively been organic, with the exception of a small bank acquisition in 2016 Dollars in millions Ongoing evaluation of potential M&A opportunities to support future growth

Long Track Record of Robust Loan Growth 14 $1,912 $2,326 $2,819 $3,569 $3,684 2019 2020 2021 2022 1Q23 Loans Dollars in millions ....While Thoughtfully Managing Loan Growth in the Current Environment • Overall loan demand has declined as fewer deals are making financial sense due to the higher interest rate environment • Actively managing the balance sheet to better align with funding outlook • Leveraging sales of participations on new originations • Being more disciplined on loan pricing to manage growth and the net interest margin • Being more selective by focusing on high quality transactions with seasoned clients • Expect high single-digit to low double-digit loan growth in 2023 – focus on aligning loan growth more closely with core deposit growth over the course of the year Unique Catalysts Continue to Create Loan Growth Opportunities… • Strong brand and service model in the Twin Cities market • M&A-related market disruption resulting in client and banker acquisition opportunities • Operating in a competitive “sweet spot” in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks • Expansion of talented lending and business services teams

CRE NOO 26% Multifamily 36% C&D 11% C&I 12% CRE OO 4% 1-4 Family 10% Consumer & Other 0% Commercial-Focused Loan Portfolio 15 354% 333% 318% 304% 313% 266% 264% 258% 261% 180% 164% 185% 177% 204% 190% 219% 257% 253% 534% 497% 503% 480% 517% 456% 483% 515% 514% 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 CRE NOO 31% Multifamily 27% C&D 10% C&I 14% CRE OO 3% 1-4 Family 14% Consumer & Other 0% $1.9B Evolution of Loan Mix by Type 2019 1Q23 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment, and continued strong performance Track Record of Successfully Managing Higher Concentrations of CRE and Multifamily Loans Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily) / Bank Risk-Based Capital • Remain comfortable with current CRE concentration levels • CRE concentration (ex. Multifamily) below 300% of bank capital • View Multifamily separate from traditional CRE given its lower risk profile • No net charge-offs over the past five years • Only $62K of net charge-offs since inception $3.7B

Strong Diversification Across Key Loan Portfolios 16 5-19 Units 12% 20-49 Units 26% 50-99 Units 28% 100+ Units 34% Size YoY Growth Go-to-Market Strategy Competitors Growth Outlook Key Stats Portfolio Diversification Multifamily CRE Nonowner Occupied Construction & Development C&I Bank of choice in the Twin Cities market due to proven expertise and service model Knowledgeable lenders with efficient closing processes and ample capacity Responsive support, simple solutions and the local touch entrepreneurs are looking for Continued build-out of team creating additional client opportunities JPMorgan Chase, agency lenders, local banks and credit unions Local banks, life insurance companies Local banks Local banks, regional banks Continued appetite given expertise and market opportunities Strong market fundamentals and recent hires drive market share gains Growth due to recent hires with goal to add loan diversification over time Growth to continue as recent projects fund over 12-24 months $3.1M Avg. Loan Size 67% Weighted Avg. LTV 100% Loans with Pass Rating $2.2M Avg. Loan Size 61% Weighted Avg. LTV 98% Loans with Pass Rating $532K Avg. Loan Size 0.03% 5-Year NCOs 97% Loans with Pass Rating $1.2M Avg. Loan Size 64% Weighted Avg. LTV 0.01% 5-Year NCOs Unit Type Industrial 27% Office 20% Retail 16% Senior Housing 14% Medical Office 9% Restaurant 2% Hotel 1% Other 11% Property Type RE, Rental and Leasing 42% Constr. 15% Manufact. 9% Finance & Ins. 8% Prof. Services 8% Accom. & Food Service 2% Trade 6% Other 10% Industry Residential 22% Multifamily 43% CRE Other 10% Land 25% Property Type Data as of March 31, 2023 $1,320M 36% of portfolio $963M 26% of portfolio $454M 12% of $398M portfolio 11% of portfolio 30% 15% 24% 25%

Granular and Diversified CRE NOO Office Portfolio1 17 $200 $176 $176 $174 $195 1Q22 2Q22 3Q22 4Q22 1Q23 CRE NOO Office Stable CRE NOO Office Portfolio Small CRE NOO Office Portfolio Low Average Loan Size LTVs In-Line with the Rest of the Loan Portfolio 5.3% of Total Loans $2.2M Average Loan Size 62% Weighted Average LTV Twin Cities Suburban 52% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 21% Out-of-State 14% $195M CRE NOO Office by Geography • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 3 loans totaling $26M in the central business districts (CBD) of Minneapolis and St. Paul • Only 3 loans totaling $27M outside of Minnesota – out-of-state projects for existing local clients 1 Excludes medical office of $87M at March 31, 2023 Dollars in millions

Deposit Mix Shift in a More Challenging Funding Environment 18 25% 27% 30% 26% 22% 14% 15% 18% 13% 18% 28% 26% 29% 30% 27% 20% 14% 10% 8% 8% 13% 18% 13% 23% 25% $1,823 $2,502 $2,946 $3,417 $3,411 2019 2020 2021 2022 1Q23 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered Dollars in millions A Focus on Funding More Loan Growth With Core Deposit Growth… • Strong and growing brand in the Twin Cities • Expansion of commercial client relationships and treasury management team • New client and banker acquisition opportunities due to M&A disruption • Recent bank failures, heightened competition and rising interest rates • Focus shift towards deposit retention initiatives • Mix shift from noninterest-bearing into interest-bearing deposits • Continued to supplement core deposits with wholesale funding to support loan growth • Treasuries remained a primary competitor for core deposits • Remain focused on better aligning loan growth with core deposit growth over the course of 2023 …But Industry-Wide Funding Challenges Have Emerged in the Current Environment

• $53M of core deposit outflows in March 2023 • Flows primarily impacted by normal seasonality, including tax season, client profit distributions, industry cyclicality, as well as continued moves toward higher rate alternatives • Similar trajectory of core deposit flows in March 2022 and March 2023 A Deeper Look at the Deposit Base 19 30% 35% 8% 16% 23% 25% 38% 24% $3,417 $3,411 4Q22 1Q23 Other Insured IntraFi Brokered Uninsured Decreased Levels of Uninsured Deposits as Balances Move to IntraFi Product Uninsured Brokered IntraFi Other Insured $818M of uninsured deposits at March 31, 2023 Fully insured; not eligible for early withdrawal Balances increased $266M in 1Q23 Core deposit balances typically below $250K 24% Uninsured 38% Uninsured 1 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 Dollars in millions ($100) ($75) ($50) ($25) $0 $25 $50 $75 1 3 5 7 9 11 13 15 17 19 21 23 2023 2022 March Core Deposit Inflows (Outflows) March Business Days Cumulative Total Deposit Beta1 12% 20% 34% 40% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 2Q23 Update: Core deposit balances have remained stable as of early May 2023

Deposit Market Share Momentum in the Twin Cities Continues 20 Total Deposits – Minneapolis/St. Paul MSA1 2012 2022 Market Ripe for Continued Market Share Gains • Top-heavy deposit market (top 2 market share = 62%) • Top 2 have lost market share each of the last eight years (2014: 84% / 2022: 62%) • Very fragmented market after the top 2 with no other traditional bank having market share over 5% • BWB has a 10-year CAGR of 23%, compared to the MSA of 4% • Significant M&A activity in the market creating opportunities for talent and client acquisition • BWB has a local banking advantage with only 4 of the top 10 banks headquartered in MN 1 Source: S&P Capital IQ (data as of June 30th of each year) Rank Bank HQ Branches Deposits ($M) Market Share 1 Wells Fargo & Co. CA 100 $ 79,407 49.80% 2 U.S. Bancorp MN 100 $ 43,088 27.02% 3 Ameriprise Financial Inc. MN 1 $ 5,107 3.20% 4 TCF Financial Corp. MN 102 $ 4,992 3.13% 5 Bank of Montreal CAN 34 $ 2,760 1.73% 6 Bremer Financial Corp. MN 30 $ 2,205 1.38% 7 Associated Banc-Corp WI 28 $ 1,395 0.87% 8 Klein Financial Inc. MN 18 $ 1,129 0.71% 9 Anchor Bancorp Inc. MN 15 $ 1,126 0.71% 10 Central Bancshares Inc. MN 16 $ 732 0.46% 1 7 Bridgewater Bancshares, Inc. M N 2 $ 398 0.25% Top 10 $ 141,941 89.01% MSA Total $ 159,467 Rank Bank HQ Branches Deposits ($M) Market Share 1 U.S. Bancorp MN 84 $ 87,543 37.67% 2 Wells Fargo & Co. CA 91 $ 57,229 24.63% 3 Ameriprise Financial Inc. MN 2 $ 15,521 6.68% 4 Bank of Montreal CAN 26 $ 8,275 3.56% 5 Huntington Bancshares Inc. OH 78 $ 6,523 2.81% 6 Bremer Financial Corp. MN 20 $ 5,353 2.30% 7 Bank of America Corp. NC 15 $ 5,206 2.24% 8 Old National Bancorp IN 29 $ 3,864 1.66% 9 Bridgewater Bancshares, Inc. MN 7 $ 3,244 1.40% 10 State Bancshares, Inc. ND 7 $ 3,143 1.35% Top 10 $ 195,903 84.31% MSA Total $ 232,366

Among the Most Efficient Banks in the Industry 21 47.4% 49.0% 42.0% 41.5% 46.2% 43.3% 40.5% 41.0% 41.2% 46.3% 59.5% 57.4% 56.5% 56.3% 57.9% 2019 2020 2021 2022 2023 YTD BWB Adjusted1 BWB Reported1 An Efficiency Ratio Consistently Well Below Peers Peer Bank Median2 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2023 (Source: S&P Capital IQ) What Makes BWB So Efficient? Efficient Operating Culture With a CRE-Focused Model ~2x as many assets per FTE employee compared to the peer bank median2 1.31% NIE/average assets (peer bank median2 : 2.29%) 7 Branches ~5x as many assets per branch compared to the peer bank median2 Lower compensation and occupancy expenses as a percent of average assets compared to peers Branch-Light Service Model Branch-light model allows key investments in technology while maintaining a low efficiency ratio To maintain a better-than-peer efficiency ratio while continuing to invest in the business… BWB CAGR Since 2019 Asset Growth Revenue Growth NIE Growth 22% 13% 13% …we generally grow expenses in-line with balance sheet growth over time

Leveraging Recent Technology Investments to Support Growth 22 Client-Facing • Modern platforms and payment options for business and personal clients • Collaborative technology tools integrated into BWB Corporate Center • Cybersecurity threat detection and response Scalable core to support growth outlook Core Banking Platform IT Strategy: improve client interactions, streamline processes, automate activities, and embrace digital transformation IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies Recent IT Focus – Make Key Infrastructure Investments to Support Future Growth Loan and Deposit Infrastructure nCino • Enhanced commercial loan origination system that digitizes the end-to-end lending process • Launched in 2022 Salesforce • Enhanced customer relationship management for lending and deposit oportunities • Launched in 2022 Workflow Automation and Analysis ServiceNow • Scalable workflow automation platform to enhance internal efficiencies • Launched in 2020 Snowflake • Real-time data analytics and visualization to support decision-making • Launched in 2021 • Integration of recent technology investments across the organization • Leveraging and embracing these investments to maximize operational efficiencies 2023 IT Focus

Scaling Enterprise Risk Management Across a Growing Organization 23 Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients, and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and vendor/third-party risk management • Proactively making enhancements to ESG and DEI programs as well as committing to recruitment and retention strategies Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Active credit oversight, analytics and portfolio monitoring as well as building upon the bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily • Investment in enhanced infrastructure and security protocols • Proactively leverage technology to meet the evolving digital needs of clients while maintaining safety and security • Effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focus on recruitment and retention of highly skilled risk professionals across the bank • Investments in technology to enable scalable and effective governance and oversight • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintain compliance with evolving regulatory expectations • Monitoring and managing the balance sheet with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Continued investments in LIBOR transition and SOX implementation

$22,526 $34,841 $40,020 $47,996 $50,148 1.18% 1.50% 1.42% 1.34% 1.36% 2019 2020 2021 2022 1Q23 Credit Risk Management and Oversight Driving Superb Asset Quality 24 1 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $461 $775 $722 $639 $809 0.02% 0.03% 0.02% 0.01% 0.02% 2019 2020 2021 2022 1Q23 Nonperforming Assets1 Consistently low NPA levels NPAs % of Assets Allowance for Credit Losses Modest CECL Day 1 impact of $650K on January 1, 2023 $205 $435 $(29) $(276) $(2) 0.01% 0.02% 0.00% (0.01)% 0.00% 2019 2020 2021 2022 1Q23 YTD Net Charge-Offs Cumulative NCOs of $333K since 2019 Net Charge-Offs % of Average Loans $2,695 $15,164 $22,641 $28,049 $36,258 1.01% 4.54% 5.45% 5.52% 6.95% 2019 2020 2021 2022 1Q23 Classified Assets Continue to closely monitor credits Classified Assets % of Total Bank Capital ACL % of Gross Loans

Credit Risk Management Supports Continued Loan Growth 25 5-Year Peak Net Charge-off Ratio vs. Peers 5-Year Peak Nonperforming Assets2 / Assets vs. Peers 0.02% BWB Peer Bank Median1 0.17% 0.03% BWB Peer Bank Median1 0.53% 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2023 (Source: S&P Capital IQ) 2 Nonaccrual loans, loans 90 days past due and foreclosed assets Consistent Asset Quality Outperformance vs. Peers Consistent Underwriting Standards Active Credit Oversight Experienced Lending and Credit Teams • Growth continues to primarily be in-market with over 80% of real estate loan balances in the Twin Cities market • No new lending areas or significant changes in portfolio composition – continued focus on multifamily expertise • Growth is a function of enhanced brand, market disruption (M&A), favorable economics and expanding lending staff • No individual lending authorities • Full loan committee approval required for approximately 75% of loan origination volume in 2022 • Enhanced credit concentration monitoring • Expanded covenant testing and assess repricing risk on maturing loans • 30-89 days past due loans of less than 0.05% for 21 consecutive quarters • Added 5 SVP lenders since early 2020 averaging 15+ years of experience • Continued build-out of the credit team to support loan growth and credit risk review manager with regulatory experience • Solid lender and credit analyst expertise across segments, geographies and relationships

High Quality Securities Portfolio 26 27% 30% 35% 43% 41% 36% 35% 31% 24% 23% 18% 21% 19% 20% 20% 21% 14% $459 13% 13% 15% $483 $542 $549 $559 1Q22 2Q22 3Q22 4Q22 1Q23 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio AAA, 19% AA, 50% A, 2% BBB, 13% NR, 16% Rating Mix Derivatives Portfolio Offsetting AOCI Impact $(47,884) $(42,584) $28,581 $23,148 $(17,942) $(17,896) 4Q22 1Q23 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 5.3 years • Average securities portfolio yield of 4.22% • Unrealized losses on AFS securities were 10.6% of stockholders’ equity • AOCI / capital of 3.4% vs. peer bank median of 10.5%2 1 Includes the tax-effected impact of $7,232 in 4Q22 and $7,215 in 1Q23 2 4Q22 median for publicly-traded banks with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Dollars in thousands

Ample Liquidity and Borrowing Capacity 27 1 Excludes $234M of pledged securities at March 31, 2023 Dollars in millions 14.1% 13.5% 14.0% 13.7% 10.9% 25.9% 25.0% 20.1% 17.0% 30.9% $1,444 $1,498 $1,409 $1,380 $1,924 1Q22 2Q22 3Q22 4Q22 1Q23 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets 1Q23 Liquidity More Than 2X Coverage of Uninsured Deposits Diverse Liquidity Mix Recent Liquidity Actions • Added $544M of on- and off-balance sheet liquidity in 1Q23 • $833M increase in borrowing capacity with the FRB following additional loan and securities pledging • $129M increase to cash and cash equivalents • Did not utilize any borrowings from the Discount Window or the Bank Term Funding Program (BTFP) in 1Q23 Funding Source 3/31/2023 12/31/2022 Change Cash $ 177 $ 48 $ 129 Unpledged Securities1 325 549 (224) FHLB Capacity 247 391 (144) FRB Discount Window 991 158 833 Unsecured Lines of Credit 158 208 (50) Secured Line of Credit 26 26 - Total $ 1,924 $ 1,380 $ 544 Available Balance

Prudent Capital Management 28 12.98% 14.58% 15.55% 13.15% 13.25% 11.39% 10.35% 9.36% 8.40% 8.48% 10.69% 9.28% 10.82% 9.55% 9.41% 10.65% 8.96% 8.91% 7.48% 7.23% 2019 2020 2021 2022 1Q23 Total Risk-Based Capital Common Equity Tier 1 Capital Capital Ratios Supported by Profitability and Capital Markets Activity Tangible Common Equity to Tangible Assets1 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. BWB Capital Priorities 1 2 3 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a robust and proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels and other uses of capital Review and evaluate corporate development opportunities that complement BWB’s business model Have not historically paid a common stock dividend given robust loan growth opportunities Tier 1 Leverage Ratio

Near-Term Expectations 29 • Balance sheet growth to slow from 2022 levels • High single-digit to low double-digit loan growth in 2023 – focus on aligning loan growth more closely with core deposit growth over the course of the year • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Net interest margin outlook dependent on the path of interest rates, shape of the yield curve and pace of core deposit growth • More modest pace of net interest margin compression expected in 2Q23 relative to 1Q23 • Current assumption is Fed Funds rate holds steady near 5% throughout 2023 Net Interest Margin • Efficiency ratio in the mid-to-high 40% range, impacted by lower net interest margin • Slower noninterest expense growth in-line with slower asset growth Efficiency Ratio • Build tangible common equity and CET1 ratios throughout 2023, aided by retained earnings and slower pace of loan growth • Share repurchases unlikely in the near-term Capital Levels

2023 Strategic Priorities – Positioning for Long-Term Success 30 Manage High Quality Balance Sheet Growth 1 2 3 4 Maintain High Efficiency While Investing in the Business Continue Scalability of ERM Function, Including Proactive Assessment of Asset Quality Risks Implement Longer Term Strategic Readiness Initiatives • Slower pace of balance sheet growth in the current environment • Manage the balance sheet to optimize net interest income • Increase emphasis on generating core deposit growth to support loan growth over the course of 2023 • Identify opportunities to better manage the discretionary spend to align expense growth with a slower pace of asset growth • Continue to invest in people and technology • Make proactive investments to scale the business and position for longer-term growth • Continued build-out of the enterprise risk management function, including enhanced stress testing capabilities • Ongoing monitoring of the loan portfolio for signs of credit weakness given the economic uncertainty heading into 2023 • Expand covenant testing and assess repricing risk on maturing loans • Complete CECL adoption in early 2023 • Expand C&I function to support further diversification of the loan portfolio and new deposit growth channels over time • Continue evaluating potential M&A opportunities and be ready to act as the right opportunity becomes available YTD Progress Annualized loan growth of 13.1% Efficiency ratio1 of 46.2% Adopted CECL on January 1, 2023 Purchased land in the east metro for a potential de novo branch 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

APPENDIX 31

0.02% 1Q23 Earnings Highlights 32 • Moderating loan growth with gross loan balances up $114.9 million, or 13.1% annualized, from 4Q22 • Deposit balances down $5.4 million, or 0.6% annualized, from 4Q22 • Net interest margin of 2.72%, down 44 bps from 4Q22 • Yield on interest-earning assets of 4.91%, up 24 bps from 4Q22 • Cost of deposits of 2.01%, up 70 bps from 4Q22 • Noninterest expense down $1.0 million, or 6.7%, from 4Q22 • Efficiency ratio1 of 46.2%, up from 43.8% in 4Q22 • Noninterest expense to average assets of 1.31% annualized, down 11 bps from 4Q22 • Annualized net charge-offs to average loans of 0.00% • Nonperforming assets to total assets of 0.02% vs. 0.01% in 4Q22 • Growth-driven provision of $1.5 million; allowance to total loans of 1.36% • CECL adoption on January 1, 2023 with modest Day 1 impact on allowance for credit losses of $650K Moderated Balance Sheet Growth Net Interest Margin Pressure Well-Controlled Expenses Superb Asset Quality $0.37 Diluted EPS Nonperforming Assets to Total Assets Efficiency Ratio1 Return on Average Assets Return on Avg. Tangible Common Equity1 1.07% 12.90% 46.2% 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

Reconciliation of Non-GAAP Financial Measures – Efficiency, TCE, TBV, NIM 33 * Efficiency Ratio is adjusted to exclude the historic tax credit amortization, debt prepayment fees and FHLB advance prepayment income Dollars in thousands December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, Efficiency Ratio 2019 2019* 2020 2020* 2021 2021* 2022 2022* 1Q23 1Q23* Noninterest Expense $ 36,932 $ 36,932 $ 45,387 $ 45,387 $ 48,095 $ 48,095 $ 56,620 $ 56,620 $ 14,183 $ 14,183 Less: Amortization of Tax Credit Investments - (3,225) - (738) - (562) - (408) - (114) Less: Debt Prepayment Fees - - - (7,043) - (582) - - - - Less: Amortization Intangible Assets (191) (191) (191) (191) (191) (191) (191) (191) (48) (48) Adjusted Noninterest Expense $ 36,741 $ 33,516 $ 45,196 $ 37,415 $ 47,904 $ 46,760 $ 56,429 $ 56,021 $ 14,135 $ 14,021 Net Interest Income $ 74,132 $ 74,132 $ 87,964 $ 87,964 $ 109,509 $ 109,509 $ 129,698 $ 129,698 $ 28,567 $ 28,567 Noninterest Income 3,826 3,826 5,839 5,839 5,309 5,309 6,332 6,332 1,943 1,943 Less: FHLB Advance Prepayment Income - - - - - - - - - (299) Less: (Gain) Loss on Sales of Securities (516) (516) (1,503) (1,503) (750) (750) (82) (82) 56 56 Adjusted Operating Revenue $ 77,442 $ 77,442 $ 92,300 $ 92,300 $ 114,068 $ 114,068 $ 135,948 $ 135,948 $ 30,566 $ 30,267 Efficiency Ratio 47.4% 43.3% 49.0% 40.5% 42.0% 41.0% 41.5% 41.2% 46.2% 46.3% Tangible Common Equity & Tangible Common Equity/ Tangible Assets December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 1Q23 Total Shareholders' Equity $ 244,794 $ 265,405 $ 379,272 $ 394,064 $ 402,006 Less: Preferred Stock - - (66,514) (66,514) (66,514) Total Common Shareholders' Equity 244,794 265,405 312,758 327,550 335,492 Less: Intangible Assets (3,487) (3,296) (3,105) (2,914) (2,866) Tangible Common Equity $ 241,307 $ 262,109 $ 309,653 $ 324,636 $ 332,626 Total Assets $ 2,268,830 $ 2,927,345 $ 3,477,659 $ 4,345,662 $ 4,602,899 Less: Intangible Assets (3,487) (3,296) (3,105) (2,914) (2,866) Tangible Assets $ 2,265,343 $ 2,924,049 $ 3,474,554 $ 4,342,748 $ 4,600,033 Tangible Common Equity/Tangible Assets 10.65% 8.96% 8.91% 7.48% 7.23% Tangible Book Value Per Share December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 1Q23 Book Value Per Common Share $ 7.34 $ 8.45 $ 9.43 $ 11.09 $ 11.80 $ 12.05 Less: Effects of Intangible Assets (0.12) (0.12) (0.12) (0.11) (0.11) (0.10) Tangible Book Value Per Common Share $ 7.22 $ 8.33 $ 9.31 $ 10.98 $ 11.69 $ 11.95 Total Common Shares 30,097,274 28,973,572 28,143,493 28,206,566 27,751,950 27,845,244 As of and for the year ended, As of and for the year ended, As of and for the year ended,

Reconciliation of Non-GAAP Financial Measures – PPNR 34 Dollars in thousands Pre-Provision Net Revenue December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 1Q23 Noninterest Income $ 2,543 $ 3,826 $ 5,839 $ 5,309 $ 6,332 $ 1,943 Less: (Gain) Loss on Sales of Securities 125 (516) (1,503) (750) (82) 5 6 Less: FHLB Advance Prepayment Income - - - - - (299) Total Operating Noninterest Income 2,668 3,310 4,336 4,559 6,250 1,700 Plus: Net Interest Income 64,738 74,132 87,964 109,509 129,698 28,567 Net Operating Revenue $ 67,406 $ 77,442 $ 92,300 $ 114,068 $ 135,948 $ 30,267 Noninterest Expense $ 31,562 $ 36,932 $ 45,387 $ 48,095 $ 56,620 $ 14,183 Less: Amortization of Tax Credit Investments (3,293) (3,225) (738) (562) (408) (114) Less: FHLB Advances Prepayment Fees - - (7,043) - - - Less: Debt Prepayment Fees - - - (582) - - Total Operating Noninterest Expense $ 28,269 $ 33,707 $ 37,606 $ 46,951 $ 56,212 $ 14,069 Pre-Provision Net Revenue $ 39,137 $ 43,735 $ 54,694 $ 67,117 $ 79,736 $ 16,198 Plus: Non-Operating Revenue Adjustments (125) 516 1,503 750 82 243 Less: Provision for Loan Losses 3,575 2,700 12,750 5,150 7,700 625 Non-Operating Expense Adjustments 3,293 3,225 7,781 1,144 408 114 Provision for Income Taxes 5,224 6,923 8,472 15,886 18,318 4,060 Net Income $ 26,920 $ 31,403 $ 27,194 $ 45,687 $ 53,392 $ 11,642 Average Assets $ 1,777,592 $ 2,114,211 $ 2,617,579 $ 3,189,800 $ 3,866,480 $ 4,405,234 Pre-Provision Net Revenue Return on Average Assets 2.20% 2.07% 2.09% 2.10% 2.06% 1.49% As of and for the year ended,